UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 7, 2023

MILESTONE PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

Québec	001-38899	Not applicable
(state or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1111 Dr. Frederik-Philips Boulevard,
Suite 420
Montréal, Québec CA	H4M 2X6
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (514) 336-0444

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	MIST	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Milestone Pharmaceuticals Inc. (the “Company”) virtually held its 2023 Annual Meeting of Shareholders (the “Annual Meeting”) on June 7, 2023. At the Annual Meeting, the Company’s shareholders voted on two proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 28, 2023. The following is a brief description of each matter voted upon at the Annual Meeting, as well as the final tally of the number of votes cast for, withheld or against each matter, and, if applicable, the number of abstentions and broker non-votes with respect to each matter.

Proposal 1.   Election of Directors

The Company’s shareholders elected the nominees below to the Company’s Board of Directors, each to hold office until the 2024 Annual Meeting of Shareholders or until their successors are duly elected or appointed, or until such directors' earlier resignation or removal. The votes regarding the election of directors were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Joseph Oliveto	13,813,727	11,369	9,626,977
Lisa M. Giles	13,781,817	43,279	9,626,977
Richard Pasternak	13,814,167	10,929	9,626,977
Debra K. Liebert	13,783,097	41,999	9,626,977
Michael Tomsicek	13,813,927	11,168	9,626,978
Robert J. Wills	12,507,111	1,317,985	9,626,977
Seth H.Z. Fischer	13,426,032	399,064	9,626,977

Proposal 2.   Appointment of the Company’s Auditor

Proposal 2 was a proposal to approve the appointment of PricewaterhouseCoopers LLP as the auditor for the Company to hold office until the close of the 2024 Annual Meeting of Shareholders and the authorization of the Board to fix the auditor's remuneration. The votes regarding the appointment of the Company’s auditor were as follows:

Votes For	Votes Withheld
23,410,435	41,638

Item 9.01.	Exhibits.

The exhibits listed in the Exhibit Index below relate to the Registration Statement on Form S-3 (No. 333-261049) of the Registrant and are filed herewith for incorporation by reference in such Registration Statement.

Exhibits

Number	Description
5.1	Opinion of Osler, Hoskin & Harcourt LLP.
23.1	Consent of Osler, Hoskin & Harcourt LLP (included in Exhibit 5.1 hereto).
104	Cover Page Interactive Data File (formatted as Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MILESTONE PHARMACEUTICALS INC.

By:	/s/Amit Hasija
Amit Hasija
Chief Financial Officer

Dated: June 9, 2023